SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PIZZA INN HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Mark E. Schwarz	Pizza Inn Holdings, Inc.
Chairman of the Board	3551 Plano Parkway
The Colony, TX 75056
Randall E. Gier	www.pizzainn.com
Chief Executive Officer and President

To our Shareholders:

We are pleased to invite you to the 2013 Annual Meeting of Shareholders of Pizza Inn Holdings, Inc. to be held in the Preston Meeting Room of the Sheraton Stonebriar Hotel, 5444 State Highway 121, Frisco, Texas, on Wednesday, November 13, 2013, at 10:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. To vote your shares, you may use the enclosed proxy card, vote via the Internet or telephone or attend the Annual Meeting and vote in person.  On behalf of our board of directors, we urge you to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, even if you currently plan to attend the Annual Meeting. This will help to ensure your representation at the Annual Meeting.  Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Pizza Inn Holdings, Inc.

Sincerely,

Mark E. Schwarz	Randall E. Gier
Chairman of the Board	Chief Executive Officer and President

PIZZA INN HOLDINGS, INC.
3551 PLANO PARKWAY
THE COLONY, TEXAS 75056
(469) 384-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date                  10:00 a.m., local time, on Wednesday, November 13, 2013.

Place                                  Sheraton Stonebriar Hotel
Preston Meeting Room
5444 State Highway 121
Frisco, Texas

Items	of Business	(1)	To elect seven directors to hold office until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified;

(2)	To conduct an advisory vote on a resolution approving the Company’s compensation of its named executive officers;

(3)	To conduct an advisory vote on a resolution regarding the frequency of future advisory votes on resolutions approving the Company’s compensation of its named executive officers;

(4)
To approve an amendment to the Company’s 2005 Nonemployee Directors Stock Option Award Plan increasing the number of shares of Common Stock available for issuance thereunder from 500,000 shares to 650,000 shares;

(5)	To ratify the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2014; and

(6)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Adjournments and
Postponements
Any action on the items of business described above may be considered at the Annual Meeting on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date
You are entitled to vote only if you were a shareholder of the Company as of the close of business on September 20, 2013 (the “Record Date”).  At the close of business on the Record Date, there were 8,468,684 outstanding shares of common stock, $.01 par value per share (the “Common Stock”), of the Company.  No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting.

Meeting Admission
You are entitled to attend the Annual Meeting only if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.  You should be prepared to offer proof of identification for admittance.  If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, we may verify your ownership as of the Record Date prior to admitting you to the meeting.  If you are not a shareholder of record but hold your shares through a broker, trustee or nominee (i.e., in “street name”), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to September 20, 2013, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  The Company may refuse admission to the Annual Meeting to anyone who does not provide proper identification upon request.

Voting
Your vote is very important.  Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible.  You may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided or, in most cases, by using the telephone or Internet.  For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers – Voting Information” in the accompanying Proxy Statement and the instructions on the accompanying proxy card.

By order of the Board of Directors,

Randall E. Gier
Chief Executive Officer and President
The Colony, Texas
October 3, 2013

This Notice of Annual Meeting and Proxy Statement and form of proxy are first being distributed on or about October 3, 2013.

PROXY STATEMENT
FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 13, 2013

Pizza Inn Holdings, Inc., a Missouri corporation (the “Company”), is soliciting proxies to be voted at its 2013 Annual Meeting of Shareholders to be held in the Preston Meeting Room of the Sheraton Stonebriar Hotel, 5444 State Highway 121, Frisco, Texas, on Wednesday, November 13, 2013, at 10:00 a.m., local time, and at any postponement or adjournment thereof.  This Proxy Statement and the enclosed form of proxy are first being sent or given to the Company’s shareholders on or about October 3, 2013.

QUESTIONS AND ANSWERS
Proxy Materials

1.           Why am I receiving these materials?

The board of directors (the “Board”) of the Company is providing these proxy materials to you in connection with the Company’s 2013 Annual Meeting of Shareholders, which is scheduled to take place on Wednesday, November 13, 2013, at 10:00 a.m., local time.  As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement.

2.           What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and Board committees, the compensation of directors and executive officers and other required information.

3.           How may I obtain the Company’s Form 10-K and other financial information?

A copy of our 2013 Annual Report, which includes our Form 10-K for the fiscal year ended June 30, 2013, is enclosed.  Shareholders may request another free copy of our 2013 Annual Report from:

Pizza Inn Holdings, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Alternatively, current and prospective investors can access the 2013 Annual Report on the Investor Relations page of our web site at www.pizzainn.com.

We will also furnish any exhibit to the 2013 Form 10-K, if specifically requested.

4.           How may I obtain a separate set of proxy materials?

If you share an address with another shareholder, you may receive only one set of proxy materials (including our 2013 Annual Report) unless you have provided contrary instructions.  If you hold shares beneficially in “street name” and you wish to receive a separate set of proxy materials in the future, please contact:

Broadridge Financial Solutions, Inc.
(800) 542-1061

5.           How may I request a single set of proxy materials for my household?

If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write us at the address shown in the answer to Question 3 above and request that a single set of proxy materials be sent to your household in the future.

6.   How may I request an electronic copy of the proxy materials?

You may sign up for future electronic delivery of proxy materials at www.proxyvote.com by using your control number and following the instructions online.

7.           What should I do if I receive more than one set of proxy materials?

Under certain circumstances, you may receive more than one set of proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards.  For example, if you hold your shares in more than one brokerage account, you may receive a proxy card for each such brokerage account.  If you are a shareholder of record and your shares are registered in more than one name, or variation of a name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card that you receive.

Voting Information

8.           What matters will be acted on at the Annual Meeting?

The matters scheduled to be acted on at the Annual Meeting are:

(1)	To elect seven directors to hold office until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified;

(2)	To conduct an advisory vote on a resolution approving the Company’s compensation of its named executive officers (the “Say-On-Pay Resolution”);

(3)
To conduct an advisory vote on a resolution regarding the frequency of future advisory votes on resolutions approving the Company’s compensation of its named executive officers (the “Say-On-Frequency Resolution”);

(4)
To approve an amendment to the Company’s 2005 Nonemployee Directors Stock Option Award Plan increasing the number of shares of Common Stock available for issuance thereunder from 500,000 shares to 650,000 shares;

(5)	To ratify the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2014; and

(6)
To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.  (See Question 17, “What happens if additional matters are presented at the meeting?”)

9.           How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of all director nominees, “FOR” the resolution approving the Company’s compensation of its named executive officers, in favor of future advisory votes on the Company’s compensation of its named executive officers every “ONE YEAR,” “FOR” the approval of the amendment to the Company’s 2005 Nonemployee Directors Stock Option Award Plan increasing the number of shares of Common Stock available for issuance thereunder, and “FOR” the ratification of the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2014.

10.   What shares can I vote?

Each share of the Common Stock issued and outstanding as of the close of business on September 20, 2013 (the “Record Date”) is entitled to be voted on all items being voted on at the meeting.  You may vote or direct the vote of all shares you own as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares for which you are the beneficial owner through a broker, trustee or nominee such as a bank.  On the Record Date, there were 8,468,684 shares of the Common Stock issued and outstanding.

11.   How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting.  Shares held beneficially in “street name” may be voted in person at the meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

12.         How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or beneficially in “street name,” you may direct how your shares are voted without attending the meeting.  If you are a shareholder of record, you may vote by submitting a proxy as described below.  If you hold shares beneficially in “street name,” you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions below and those included on your proxy card, or the voting instruction card provided by your broker, trustee or nominee, as applicable.

By Mail – Shareholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes.  Beneficial holders may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

By Internet – Shareholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards.  Most shareholders who hold shares beneficially in “street name” may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustees or nominees.  Please check the voting instruction card for Internet voting availability.

By Telephone – Shareholders of record who live in the United States may submit proxies by following the “Vote by Telephone” instructions on their proxy cards.  Most shareholders who hold shares beneficially in “street name” and live in the United States may vote by telephone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees.  Please check the voting instruction card for telephone voting availability.

13.           What is the deadline for voting my shares?

If you hold the shares as the shareholder of record, your proxy must be received before the polls close at the meeting.  If you hold shares beneficially in “street name” with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.

14.   May I change my vote?

You may change your vote at any time prior to the vote at the meeting.  If you are a shareholder of record, you may change your vote in one of three ways: (1) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) by providing a written notice of revocation to the Corporate Secretary at the Company’s corporate office address prior to your shares being voted, or (3) by attending the meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.  For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

15.           Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

16.           How are votes counted and what is the voting requirement to approve each of the proposals?

A majority of the outstanding shares entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at the meeting.  If a quorum is not present, in person or by proxy, the meeting may be postponed or adjourned from time to time until a quorum is obtained.  Each outstanding share of Common Stock is entitled to one vote on each matter submitted to a vote at the meeting.

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.   You may not cumulate your votes.  Thus, a shareholder is not entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among more than one nominee.  The election of each nominee as a director requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the election of directors and represented in person or by proxy at the meeting.

With respect to the advisory vote on the frequency of future advisory votes on the Company’s compensation of its named executive officers, you may vote in favor of future advisory votes every (i) one year, (ii) two years, or (iii) three years.  A plurality of the votes cast will determine the advisory vote of the shareholders on this matter.

With respect to each other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  The affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the meeting will decide each of these questions brought before the meeting.  Therefore, if you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”  For this purpose, shares held by a broker, trustee or nominee who does not have discretionary authority to vote on a particular matter and who has not received voting instructions from the beneficial owner will not be deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but are counted as present for the purpose of determining the existence of a quorum.  If a proxy states how the shares are to be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.

17.           What happens if additional matters are presented at the meeting?

Other than the five items of business specifically described in this Proxy Statement, we are not aware of any other matter to be acted upon at the meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason one or more of our director nominees becomes unable to serve or for good cause will not serve, the persons named as proxy holders may vote your proxy for such other candidate or candidates as may be nominated.

18.           Who will serve as inspector of elections?

The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

19.           Who will bear the cost of soliciting votes for the meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities other than reimbursement of reasonable out-of-pocket expenses directly related to such solicitation.  Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

20.           Where can I find voting results from the Annual Meeting?

We intend to publish the final voting results from the Annual Meeting in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Stock Ownership Information

21.           What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Company shareholders may hold their shares directly in their own names or in “street name” through a broker or other nominee.  As summarized below, there are several distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Securities Transfer Corporation, you are the shareholder of record of such shares.  As the shareholder of record, you have the right to vote in person at the meeting or to grant your proxy directly to the Company or to a third party.  There is a proxy card enclosed with these materials for your use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of such shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares.   You are also invited to attend the meeting.  Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.  Since a beneficial owner is not a shareholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy from the broker, trustee or nominee holding your shares giving you the right to vote the shares.

22.           What happens if I have questions for the Company’s transfer agent?

You may contact the Company’s transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your shares.

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034
(469) 633-0101
Annual Meeting Information

23.           How can I attend the meeting?

You are entitled to attend the Annual Meeting if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.  You should be prepared to offer proof of identification for admittance.  If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, your ownership as of the Record Date may be verified prior to you being admitted to the meeting.  If you are not a shareholder of record but hold your shares through a broker, trustee or nominee, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to September 20, 2013, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  The Company may refuse admission to the Annual Meeting to anyone who does not provide proper identification upon request.

24.           How many shares must be present?

A majority of the issued and outstanding shares entitled to vote at the meeting must be represented in person or by proxy to satisfy the quorum requirements for holding the meeting and transacting business.  Proxies submitted by brokers who do not vote (“broker non-votes”) because they do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are counted as present for the purpose of determining the existence of a quorum, but not for any other purpose.

Shareholder Proposals and Director Nominations

25.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders?

If a shareholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2014 Annual Meeting of Shareholders, the proposal must be received in proper form at the Company’s principal executive offices on or before June 5, 2014 in order to have the proposal included in the proxy materials of the Company for such meeting.  If a shareholder wishes to submit a proposal at the 2014 Annual Meeting of Shareholders outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), the shareholder must notify the Company in writing of such proposal on or before August 19, 2014 in order to have that proposal considered at such meeting.

To be in proper form, a shareholder’s notice must include information concerning the proposal.  A shareholder who wishes to submit a proposal is encouraged to seek independent counsel with regard to the SEC requirements.  The Company may exclude any proposal that does not meet the SEC’s requirements for submitting a proposal, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Notices of intention to submit proposals for or at the Company’s 2014 Annual Meeting of Shareholders should be addressed to:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax (469) 384-5061
E-mail: corporate_secretary@pihq.com

26.           How may I nominate or recommend individuals to serve as directors?

You may propose director candidates for consideration by the Board’s Nominating and Governance Committee.  Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above.  To nominate a director, follow the instructions set forth above in the answer to Question 25, plus submit a statement by the nominee acknowledging that he or she is willing to serve and, if elected, will owe a fiduciary obligation to the Company and its shareholders.

PROPOSALS TO BE VOTED ON
PROPOSAL ONE:
ELECTION OF DIRECTORS

The Company’s Articles of Incorporation and Bylaws provide that each director serves a one-year term, with all directors subject to annual election.   The Board has nominated seven incumbent directors for election at the Annual Meeting.  If elected, each director nominee will hold office until the next Annual Meeting or until his successor has been elected and qualified.  Each nominee has expressed his intention to serve the entire term for which election is sought.  The Board believes that all the nominees will be available to serve as directors.  If any director nominee becomes unable to serve or for good cause will not serve, the Board may recommend a substitute nominee or leave a vacancy and fill the vacancy later.  The shares represented by all valid proxies may be voted for the election of a substitute nominee if one is nominated.

The Board of Directors recommends a vote “FOR” each of the nominee directors.

The following is biographical information for the nominee directors.

Mark E. Schwarz, 53, became a director and Chairman of the Board of the Company in 2004.  Mr. Schwarz is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P., a private investment management firm he founded in 1993.  Newcastle Capital Management, L.P. is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company.  (See, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”)  Mr. Schwarz is also Chairman of the boards of directors of Hallmark Financial Services, Inc. and Wilhelmina International, Inc., and a director of SL Industries, Inc. Within the past five years, Mr. Schwarz has also served as a director of Bell Industries, Inc., MedQuist, Inc. and Nashua Corporation.  The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience and significant direct and indirect shareholdings in the Company.

Clinton J. Coleman, 36, became a director of the Company in 2007 and served as its Interim President and Chief Executive Officer from June, 2012 until November, 2012.  Mr. Coleman is a Managing Director of Newcastle Capital Management, L.P., a private investment firm that is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company.  (See, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”)  Mr. Coleman has also served as the Chief Executive Officer of Bell Industries, Inc., a company primarily providing information technology services, since 2007.  Mr. Coleman served as Interim Chief Financial Officer of the Company between July 2006 and January 2007.  Prior to joining Newcastle, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from 2003 to 2005. From 2002 to 2003, he served as an associate with Hunt Investment Group, L.P., a private investment group. Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS.  Mr. Coleman presently serves as a director of Wilhelmina International, Inc.  Within the past five years, Mr. Coleman has also served as a director of Bell Industries, Inc. and Nashua Corporation.  The Board believes that Mr. Coleman should serve as a director of the Company due to his experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries.

William C. Hammett, Jr., 67, became a director of the Company in 2007.  Mr. Hammett is the Chief Executive Officer of iH3, LLC, an integrated wellness and fitness company working with physicians and hospitals targeting chronic illnesses.  He was the Chief Financial Officer and Executive Vice President of Pegasus Solutions, Inc., a global provider of reservations-related services and technology in the hospitality industry, from 2006 through 2008.  Mr. Hammett was the Chief Financial Officer and Senior Vice President for Dave & Buster’s, Inc., an operator of restaurant/entertainment complexes, from 2001 through 2006.  From 1997 to 2001, Mr. Hammett was self-employed in the restaurant industry.    From 1992 to 1997, Mr. Hammett was the Chief Financial Officer/Senior Vice President Accounting & Administration for La Quinta Inns, Inc., a national hotel chain.  Previously, he was employed by the accounting firm of PriceWaterhouseCoopers.  The Board believes that Mr. Hammett should serve as a director of the Company due to his financial and management background and his experience in the restaurant, entertainment and hospitality industries.

Steven M. Johnson, 54, became a director of the Company in 2006.  Mr. Johnson is retired.  From 2006 until 2012, Mr. Johnson served as the Chief Executive Officer of F&H Acquisition Corp., which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts.  From 1999 to 2006, Mr. Johnson served as Chief Executive Officer of Fox & Hound Restaurant Group.  From 1992 until 1998, Mr. Johnson was Chief Operating Officer for Coulter Enterprises, Inc., a Pizza Hut franchisee operating 100 Pizza Hut restaurants.  From 1985 through 1991, he was Controller for Fugate Enterprises, Inc., a Pizza Hut, Taco Bell and Blockbuster Video franchisee.  Previously, he was employed by the accounting firm of Ernst & Young.   Mr. Johnson is a certified public accountant. The Board believes that Mr. Johnson should serve as a director of the Company due to his financial and management background and his experience in the restaurant and franchising industries.

Robert B. Page, 54, became a director of the Company in 2004.  Since 2011, Mr. Page has been an independent restaurant consultant.  Mr. Page served as the Chief Executive Officer of Backyard Burgers, Inc. from 2009 to 2011.  He served as the Acting Chief Executive Officer of the Company from January through March, 2005.  He is also a former franchisee of Shoney’s, Inc., a family dining restaurant chain.  From 2000 until 2002, Mr. Page was Chief Operations Officer of Gordon Biersch Brewery Restaurant Inc., a group of casual dining restaurants.  From 1993 through 2000, he worked for Romacorp, Inc., which owned the Tony Roma’s chain of casual dining restaurants, where he was Chief Executive Officer and a board member from 1998 through 2000, and President and Chief Operations Officer from 1993 through 1998. The Board believes that Mr. Page should serve as a director of the Company due to his management experience and his expertise in the restaurant industry.

Ramon D. Phillips, 80, became a director of the Company in 2004.  He was previously a director of the Company from 1980 through 1989, and again from 1990 through 2002.  Mr. Phillips is retired.  He is the former Chairman of the Board, President, and Chief Executive Officer of Hallmark Financial Services, Inc., a property and casualty insurance holding company.  He served as Chairman, President, and Chief Executive Officer of Hallmark from 1989 through 2000, and continued as Chairman through 2001.  Prior to Hallmark, Mr. Phillips had twenty years of experience in the franchise restaurant industry, serving as Chief Financial Officer of the Company from 1974 to 1989 and as Controller for Kentucky Fried Chicken, Inc. from 1969 to 1974.  The Board believes that Mr. Phillips should serve as a director of the Company due to his executive and board experience, his expertise in the franchise restaurant industry and his significant background with the Company.

James K. Zielke, 49, became a director of the Company in 2006. Mr. Zielke has since 2006 been the President and Chief Financial Officer of F&H Acquisition Corp., which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts.  From 1997 to 2006, Mr. Zielke served as Chief Financial Officer, Treasurer and Secretary of Fox & Hound Restaurant Group.  Prior to his employment with Fox & Hound, Mr. Zielke served as Senior Director-Tax for PepsiCo Restaurant Services Group, Inc., which provided services to the Kentucky Fried Chicken, Pizza Hut and Taco Bell restaurant chains.  From 1993 through 1997, Mr. Zielke was employed by Pizza Hut, Inc., most recently as Director-Tax from 1995 through 1997.  Previously, he was employed by the accounting firm of Ernst & Young.  Mr. Zielke is a certified public accountant.   The Board believes that Mr. Zielke should serve as a director of the Company due to his financial expertise and his background in the restaurant industry.

There are no family relationships among any of our directors or executive officers.  Company stock ownership for each director nominee is shown under the heading “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers” and is based upon information furnished by the respective individuals.

PROPOSAL TWO:
ADVISORY VOTE ON SAY-ON-PAY RESOLUTION

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-21 promulgated by the Securities and Exchange Commission (“SEC”) pursuant thereto, at the Annual Meeting the Board will submit to the shareholders for a non-binding, advisory vote the following Say-On-Pay Resolution:

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2013 Proxy Statement, including the compensation tables and narrative discussion.”

The advisory vote on the Say-On-Pay Resolution is intended to address the overall compensation of the Company’s named executive officers rather than any specific element or amount of compensation.  This advisory vote on the Say-On-Pay Resolution is not binding on the Board or the Company.  However, the Compensation Committee will take into account the results of the advisory vote on the Say-On-Pay Resolution when considering future executive compensation arrangements.

The Board recommends a vote FOR approval of the Say-On-Pay Resolution.

PROPOSAL THREE:
ADVISORY VOTE ON SAY-ON-FREQUENCY RESOLUTION

As also required by Section 14A of the Exchange Act and Rule 14a-21 promulgated by the SEC, at the Annual Meeting the Board will submit to the shareholders for a non-binding, advisory vote the following Say-On-Frequency Resolution:

“RESOLVED, that the frequency with which the Company shall submit to its shareholders for an advisory vote a resolution approving the compensation of its named executive officers shall be either every (select one):  (i) one year; (ii) two years; or (iii) three years.”

This advisory vote on the Say-On-Frequency Resolution is not binding on the Board or the Company.  However, the Board will take into account the results of the advisory vote on the Say-On-Frequency Resolution when scheduling future advisory votes on resolutions to approve the compensation of the Company’s named executive officers.

The Board recommends a vote on the Say-On-Frequency Resolution of every ONE YEAR.

PROPOSAL FOUR:
AMENDMENT OF 2005 NONEMPLOYEE DIRECTORS STOCK OPTION AWARD PLAN

The 2005 Nonemployee Directors Stock Option Award Plan (the “2005 Director Plan”) was originally approved by the shareholders on June 23, 2005, and has not been previously amended.  The Board proposes and recommends that the Company’s 2005 Director Plan be amended to increase the maximum aggregate number of shares of Common Stock which may be issued thereunder from 500,000 shares to 650,000 shares.   Stock options to purchase an aggregate of 442,170 shares of Common Stock have been granted under the 2005 Director Plan, leaving a balance of 57,830 shares available for grant.  The Board has adopted an amendment to the 2005 Director Plan increasing the maximum number of shares of Common Stock available for issuance by 150,000 shares.  This amendment is subject to shareholder approval and will not be effective unless shareholder approval is obtained at the Annual Meeting.

The Board recommends a vote FOR the approval of the amendment to the 2005 Director Plan.

Description of the 2005 Director Plan

The description of the 2005 Director Plan set forth below is a summary of its principal features.  This summary, however, does not purport to be a complete description of all of the provisions of the 2005 Director Plan and is qualified in its entirety by reference to the full text of the 2005 Director Plan, a copy of which may be obtained, without cost, upon written request addressed to the Secretary at the principal executive offices of the Company.

Administration.  The  2005 Director  Plan  is  administered by the Compensation Committee,  which  is  comprised  of  at least two  directors who are not employed by the Company  and  who  qualify as “independent” in accordance with published listing requirements of The Nasdaq Stock Market (“Nasdaq”).

Eligibility.  All directors who are not employees of the Company ("Non-Employee Directors") are eligible to participate in the 2005 Director Plan.

Shares Subject to the 2005 Director Plan.  The total number of shares of Common Stock  that  may  presently be  issued  to Non-Employee Directors under the 2005 Director Plan is 500,000 shares,  subject to adjustment as provided in the 2005 Director Plan.  Awards granted under the 2005 Director Plan that expire or terminate without being exercised may be regranted.

Awards  and  Limitations.  Unless and until the Compensation Committee  determines otherwise, and in addition to any other awards that may be granted, each Non-Employee Director is automatically granted on the first day of each fiscal year an option to acquire two shares of Common Stock for each share of Common Stock purchased by such Non-Employee Director during the preceding fiscal year up to a maximum award of options to purchase 40,000 shares of Common Stock.

Exercise  Price.  The exercise price for any option granted under the 2005 Director Plan may not be less than the fair market value of the Common Stock on the date of grant.  Fair market value is defined in the 2005 Director Plan as the closing price for the Common Stock on Nasdaq on the date of the option award.

Terms  of  Option  Awards.  For all awards under the 2005 Director Plan, the minimum vesting period is six months after grant and the maximum exercise period is ten years after grant.  Payment for shares purchased pursuant to exercise of an option must be made at the time of exercise in cash or other payment method approved by the Compensation Committee.

Term of the 2005 Director Plan.  The 2005 Director Plan terminates on June 23, 2015, or such earlier date as the Board may determine, and no awards may be granted thereafter.

Option Exercise and Transfer.  Awards granted pursuant to the 2005 Director Plan may not be transferred other than as provided in the 2005 Director Plan and may only be exercised by the participant or, in the event of his/her death, by his/her heirs or estate.  Upon the death (or permanent disability) of a participant while serving as a Non-Employee Director, any outstanding unvested award (other than any unvested award that the participant would have been able to exercise within the following 12 months if no termination of service had occurred) is immediately forfeited and any outstanding unvested award that the participant would have been able to exercise within the following 12 months if no termination of service had occurred and any outstanding unexercised vested award may be exercised by the participant's heirs, estate or guardian within 12 months following the participant’s death (or commencement of such disability), after which any unexercised option award terminates.  If a Non-Employee Director’s service as a member of the Board terminates for any reason other than death or disability, all unvested and all unexercised vested option awards terminate; however, the Compensation Committee may allow 30 days within which to exercise vested options.  In the event of a “change of control” of the Company, as defined in the 2005 Director Plan, all outstanding option awards will become immediately vested and exercisable.

Plan  Amendment  and  Modification.  The Board may amend or terminate the 2005 Director Plan, subject to certain restrictions in the 2005 Director Plan.  For example, shareholder approval is required for any amendment that would increase the total number of shares as to which awards may be granted under the 2005 Director Plan or modify the class of persons eligible to receive awards or otherwise require shareholder approval under applicable law or regulation.  In addition, neither the Board nor the Compensation Committee may amend the 2005 Director Plan regarding the amount, pricing and timing of awards other than to comply with changes in the Internal Revenue Code, the Employment Retirement Income Security Act of 1974, or the rules thereunder.  Modification or amendment of the 2005 Director Plan may not, without the consent of a participant, affect his/her rights under a previously granted award.  The 2005 Director Plan provides for automatic adjustments to prevent dilution or enlargement of the participants’ rights in the event of a stock split, stock dividend or similar transaction.  No adjustments or reduction of the exercise price of any outstanding award may be made in the event of a decline in the price of the Common Stock, either by reducing the exercise price of outstanding awards or by canceling outstanding awards in connection with regranting incentives at a lower price to the same participant.

Federal Income Tax Consequences Under the 2005 Director Plan.  The only awards that may be granted under the 2005 Director Plan are nonqualified options.  The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2005 Director Plan as set forth below.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences.  This discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Nonqualified Stock Options.  Nonqualified stock option awards granted under the 2005 Director Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the participant.  A participant generally will not recognize any taxable income at the time the nonqualified option award is granted.  However, upon its exercise, the participant will recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the Common Stock over the exercise price.

A participant's basis for determination of gain or loss upon the subsequent disposition of Common Stock acquired upon the exercise of a nonqualified option award will be the amount paid for such Common Stock plus any ordinary income recognized as a result of the exercise of such option award.  Upon disposition of any Common Stock acquired pursuant to the exercise of a nonqualified option award, the difference between the sale price and the participant’s basis in the Common Stock will be treated as short-term or long-term capital gain or loss, depending on how long the participant has held the Common Stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified option award or a sale or disposition of the Common Stock acquired upon the exercise of a nonqualified option award.  However, upon the exercise of a nonqualified option award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that a participant is required to recognize as a result of the exercise, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Withholding.  Any ordinary income realized by the participant upon the exercise of a nonqualified option award is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).

To satisfy federal, state and local income tax withholding requirements, the Company may require that the participant remit to the Company an amount sufficient to satisfy the withholding requirements.  Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s basis in any Common Stock.

PROPOSAL FIVE:
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected Montgomery Coscia Greilich LLP, independent registered public accounting firm (“MCG”), as the independent auditors of the Company for fiscal year 2014.  As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification.  Shareholder ratification of the appointment is not required by our Bylaws or by any other applicable law.  In the event our selection of auditors is not ratified by a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting, the Audit Committee will reconsider whether or not to retain MCG.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

A representative of MCG is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2014.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our shareholders well and maintaining the Company’s integrity in the marketplace.  The Company has adopted a Code of Business Conduct that applies to all Company employees and directors and a Financial Code of Conduct for financial managers.  These codes work in conjunction with the Company’s Articles of Incorporation, Bylaws and various Board committee charters, and together form the framework for governance of the Company.  These documents are available at the Company’s website at www.pizzainn.com.  We will post on this website any amendments to the Code of Business Conduct or waivers of the Code of Business Conduct for directors or executive officers.

The business of the Company is managed under the direction of the Board.  Each director is expected to make reasonable efforts to attend board meetings, meetings of committees of which such director is a member and the Annual Meeting of shareholders.  The Board intends to comply with the corporate governance requirements of the SEC and Nasdaq in order to assure that the Board will have the necessary practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management.

Board Independence and Independence Standards

Each of the Company’s current directors qualifies as “independent” in accordance with published Nasdaq listing requirements.  An independent director must not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board considers all relevant facts and circumstances in assessing each director’s relationship with the Company.  Independent directors meet at least twice annually apart from management representatives.

Board Structure and Committee Composition

The Board has four standing committees: (1) Executive Committee, (2) Audit Committee, (3) Compensation Committee, and (4) Nominating and Governance Committee.  Current copies of the charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee are available on the Company’s website at www.pizzainn.com.  Below is a description of the primary functions performed by each committee.  Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.  The Board has determined that each current member of each committee meets the applicable laws and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Executive Committee.  The Executive Committee considers issues as directed by the Chairman of the Board.  It also may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as otherwise limited by Missouri law.

Audit Committee.  The responsibilities of the Audit Committee include reviewing: (a) the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) the Company’s auditing, accounting and financial reporting processes generally; and (d) the terms of transactions between the Company and related parties. The Audit Committee also performs such other functions as the Board may from time to time assign to the committee.  In performing its duties, the Audit Committee seeks to maintain an effective working relationship with the Board, the independent accountants and management of the Company.  The specific duties and functions of the Audit Committee are set forth in the Audit Committee Charter.  This charter is reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidelines and evolving practices.

The report of the Audit Committee is included in this Proxy Statement.

Compensation Committee.  The primary responsibilities of the Compensation Committee are: (a) to review and recommend to the Board the compensation of the Chief Executive Officer and other officers of the Company; (b) to review executive bonus plan allocations; (c) to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; (d) to oversee the Company’s administration of its equity-based compensation and other benefit plans; and (e) to approve grants of stock options to officers and employees of the Company under its stock option plans.  The Board determines whether the Compensation Committee will take action as a committee or will make recommendations to the Board.  In fiscal 2013, the Compensation Committee determined the compensation of the Company’s executive officers and delegated compensation determinations for other employees to the Company’s President and Chief Executive Officer.  It is the Company’s practice to have the Chief Executive Officer make recommendations to the Compensation Committee with regard to compensation for its other executive officers. The specific duties and functions of the Compensation Committee are set forth in its charter.

Nominating and Governance Committee.  The primary responsibilities of the Nominating and Governance Committee are: (a) to recommend the slate of director nominees for election to the Board; (b) to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings; and (c) to review, evaluate and recommend changes to the Company’s corporate governance practices.  The Nominating and Governance Committee’s role includes periodic review of the compensation paid to non-employee directors for annual retainers and meeting fees and making recommendations to the Board for any adjustments.  The specific responsibilities and functions of the Nominating and Governance Committee are set forth in its charter.

Review and Evaluation of Director Qualifications

From time to time the Nominating and Governance Committee reviews the Board to assess the skills and characteristics required of Board members in the context of the current composition of the Board.  This assessment involves numerous facets, including: diversity of background, business experience and other factors; understanding of and achievements in the restaurant industry; board service; business, finance, and marketing expertise; and community involvement.  These factors, and any other qualifications considered useful by the Nominating and Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point.  As a result, the priorities and emphasis of the Nominating and Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members.  Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Nominating and Governance Committee has not established specific minimum criteria or qualifications that a nominee must possess.

Identifying and Evaluating Candidates for Director

When Board vacancies are anticipated or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director.  The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.  In general, candidates for nomination to the Board are suggested by Board members or by employees, and may come from professional search firms or shareholders.  In fiscal 2013, the Company did not employ a search firm or pay fees to third parties in connection with seeking or evaluating Board nominee candidates.  Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders on a timely basis, the Nominating and Corporate Governance Committee will evaluate director candidates recommended by shareholders by following substantially the same process, and applying substantially the same criteria, as it follows for director candidates submitted by Board members.

Criteria and Diversity

 In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include finding candidates who bring the background, knowledge, experience, skill sets, and expertise that would strengthen and increase the diversity of the Board. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Shareholder Recommendations and Nominations

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations of candidates for membership on the Board, as described above under “Identifying and Evaluating Candidates for Director.” Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail:  corporate_secretary@pihq.com

Shareholders may nominate directors for consideration at an annual shareholders meeting and solicit proxies in favor of such nominees.  The Nominating and Governance Committee evaluates candidates proposed by shareholders using the same criteria as for other candidates.  For a description of the process for nominating directors in accordance with the Company’s Bylaws, see “Questions and Answers – Shareholder Proposals and Director Nominations – 26.  How may I recommend or nominate individuals to serve as directors?”  The Company has not received any shareholder nominations for director for the 2013 Annual Meeting of Shareholders.

Board and Committee Meetings
The Board met five times during the 2013 fiscal year.  The Company encourages all directors to attend each Annual Meeting of the shareholders, but has no formal policy requiring attendance.  All current directors attended the prior year’s annual shareholders meeting and 75% or more of the Board meetings and meetings of the committees on which they served.  Below is a table that provides current membership and fiscal year 2013 meeting information for each of the Board committees:

Name	Executive	Audit	Compensation	Nominating & Governance
Mark E. Schwarz	X*
Clinton J. Coleman			X*	X*
William C. Hammett, Jr.		X*		X
Steven M. Johnson			X
Robert B. Page	X	X
Ramon D. Phillips	X	X	X
James K. Zielke				X
Number of Meetings in Fiscal 2013	0	5	0	1

* Committee chairman.

Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company, providing day to day leadership and achieving the performance goals of the Company.  The Chairman of the Board leads the activities of the Board in providing oversight to management, provides guidance to the Chief Executive Officer and serves as a liaison between management and the Board.  The Board believes that separating the roles of the Chairman and Chief Executive Officer enhances the ability of the Board to objectively evaluate the management and operations of the Company for the benefit of shareholders.

Risk Oversight

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  Through committee reports, the entire Board of Directors is regularly informed regarding the nature and management of the risks overseen by each of its committees.

Communications from Shareholders to the Board

The Board recommends that shareholders initiate any communications with the Board in writing in care of:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail:  corporate_secretary@pihq.com

This centralized process assists the Board in reviewing and responding appropriately to shareholder communications.  The names of specific intended Board members should be noted in the communication.  The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients.  However, the Board has also instructed the Corporate Secretary to review such correspondence prior to forwarding and in his discretion not to forward items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.  In such cases, the correspondence may be forwarded elsewhere in the Company for review and possible response.

Director Compensation

The Chairman of the Board receives an annual retainer of $23,000 and the other non-employee directors receive an annual retainer of $17,000.  Each non-employee director additionally receives a fee of $1,000 for each Board meeting attended and a fee of $250 for each Committee meeting attended. Directors are also reimbursed for their reasonable expenses in connection with attending Board and committee meetings.

 In addition to an annual retainer and meeting fees, each non-employee director is eligible to receive stock option awards under the 2005 Director Plan.  Under the 2005 Director Plan, eligible directors automatically receive, as of the first day of the Company’s fiscal year, options for Common Stock equal to twice the number of shares of Common Stock purchased during the preceding fiscal year or purchased by exercise of previously granted options during the first ten days of the current fiscal year.   Stock options granted under the 2005 Director Plan have an exercise price equal to the market price of the Common Stock on the date of grant, are first exercisable one year after grant and expire to the extent unexercised after ten years.  Each eligible director is entitled to options for no more than 40,000 shares per fiscal year under the terms of the 2005 Director Plan.

The following table summarizes compensation earned by each person who served as a non-employee director during fiscal 2013.

Name	Fees Earned ($)	Option Awards ($) (1)	Total ($)
Mark E. Schwarz (2)	28,000	21,199	49,199

Clinton J. Coleman (2)	22,000	56,531	78,531

William C. Hammett, Jr. (2)	23,250	--	23,250

Steven M. Johnson (2)	22,000	--	22,000

Robert B. Page (2)	23,250	--	23,250

Ramon D. Phillips (2)	23,250	--	23,250

James K. Zielke (2)	22,000	28,265	50,265

(1)
Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model.  Assumptions used in calculating this amount are included in Note H to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

(2)
In fiscal 2013, stock options to purchase 8,664 shares were granted under the 2005 Director Plan to Mr. Coleman.  As of June 30, 2013, Messrs. Page and Phillips held no unexercised stock options and Messrs. Schwarz, Coleman, Hammett, Johnson and Zielke held unexercised stock options for 95,000, 151,506, 40,000, 70,000 and 77,000 shares, respectively.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company’s current executive officers:

Name	Age	Position	Executive Officer Since

Randall E. Gier	53	President and Chief Executive Officer	2012

Madison A. Jobe	58	Senior Vice President and Chief Development Officer	2009

Randall E. Gier was appointed President and Chief Executive Officer of the Company in November 2012.  Mr. Gier is a member and manager of Savvy Fare Restaurants LLC, which he co-founded in 2010 and which operates Cedars Woodfire Grill restaurants.  From 2010 until January 2012, he served as the Chief Marketing Officer for Borden Dairy Company.  From 2004 to 2009, Mr. Gier served as Executive Vice President of Marketing and R&D for Dr. Pepper Snapple Group, Inc. and its predecessor, the North American beverage business of Cadbury Schweppes, plc.  From 2002 to 2004, he was the Chief Marketing Officer for Yum! Brands International. From 1997 to 2002, Mr. Gier was Chief Marketing Officer for Pizza Hut Inc., and from 1996 to 1997 was Chief Marketing Officer for KFC Corporation.

Madison A. Jobe was appointed Senior Vice President and Chief Development Officer of the Company in April 2010.  He was appointed Vice President of Development in 2009.  Prior to joining the Company, Mr. Jobe was Vice President of Franchise Development for Stockade Companies, LLC from 2004 to 2009. From 2001 to 2004, Mr. Jobe served as Vice President of Franchise Development for Ruby’s Diner, Inc.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned during the fiscal years ending June 30, 2013 and June 24, 2012 by each person who served as an executive officer of the Company at any time during fiscal 2013 (the “Named Executive Officers”):

Name and Principal Position(s)	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($) (1)(2)	All Other Compensation ($) (3)	Total ($)
Randall E. Gier President and Chief Executive Officer (4)	2013	212,002	--	144,513	--	356,515

Clinton J. Coleman (Interim President and Chief Executive Officer) (5)	2013 2012	-- --	-- --	56,531 46,916	153,250 38,500	209,781 85,416

Madison A. Jobe (Senior Vice President and Chief Development Officer)	2013 2012	198,379 165,095	-- 8,125	-- 41,095	1,687 3,265	200,066 217,580

Jerome L. Trojan, III (Chief Financial Officer and Secretary) (6)	2013 2012	203,739 87,809	-- --	10,539 123,845	2,781 877	217,059 212,531

(1)
Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model.  Assumptions used in calculating this amount are included in Note H to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

(2)
On September 20, 2010, Mr. Jobe was conditionally granted options to purchase 40,000 shares of Common Stock at the grant date fair market value, of which he earned options to purchase 12,890 shares by the purchase of one-half that number of shares of Common Stock on or before the first anniversary of the award.  On October 4, 2011, Mr. Jobe was conditionally granted options to purchase 50,000 shares of Common Stock at the grant date fair market value, of which he earned options to purchase 16,000 shares by the purchase of one-quarter that number of shares of Common Stock on or before the first anniversary of the award.  On January 3, 2012, Mr. Trojan was unconditionally granted options to purchase 25,000 shares of Common Stock and was conditionally granted options to purchase 50,000 shares of Common Stock, in each case at the grant date fair market value.  Mr. Trojan earned all such conditionally granted options by the purchase of one-quarter that number of shares of Common Stock on or before the first anniversary of the award.  On November 8, 2012, Mr. Gier was unconditionally granted options to purchase 230,000 shares of Common Stock and was conditionally granted options to purchase 120,000 shares of Common Stock, in each case at the grant date fair market value.  As of June 30, 2013, Mr. Gier had earned options to purchase 74,800 shares of Common Stock by the purchase of one-quarter that number of shares of Common Stock.  In all cases, options granted to these executive officers vest 10%, 20%, 30% and 40% on the first, second, third and fourth anniversaries of the grant date. On each of June 27, 2011 and June 25, 2012, Mr. Coleman received automatic grants of options to purchase 40,000 shares of Common Stock under the 2005 Director Plan, as also disclosed under “Corporate Governance Principles and Board Matters – Director Compensation.” (See also, “Outstanding Equity Awards at Fiscal Year-End.”)

(3)
For Mr. Coleman, represents fees earned as a director, as also disclosed under “Corporate Governance Principles and Board Matters – Director Compensation,” as well as consulting fees for his services as Interim President and Chief Executive Officer.

(4)	Mr. Gier was appointed President and Chief Executive Officer effective November 8, 2012.

(5)	Mr. Coleman served as Interim President and Chief Executive Officer from June 15, 2012 through November 7, 2012.

(6)	Mr. Trojan resigned as Chief Financial Officer and Secretary effective June 13, 2013.

EMPLOYMENT ARRANGEMENTS

The current Named Executive Officers are at-will employees pursuant to employment letters specifying their initial base pay and stock options, their eligibility for annual discretionary bonuses, their eligibility to participate under the 2005 Employee Stock Option Award Plan and their right to other benefits generally available to the Company’s employees.  None of the current Named Executive Officers are covered under a general severance plan and any severance benefits payable to them would be determined by the Compensation Committee in its discretion.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding equity awards at June 30, 2013, for all the Named Executive Officers of the Company.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Number of Securities Underlying Unexercised Unearned Options (#) (1)(2)	Option Exercise Price ($)	Option Expiration Date
Randall E. Gier	--	304,800	45,200	2.56	11/08/2022

Clinton J. Coleman (3)	40,000 31,506 40,000 40,000	-- -- -- --	-- -- -- --	2.32 1.90 2.71 3.11	07/02/2018 06/29/2019 06/24/2021 06/25/2022

Madison A. Jobe	15,000 5,466 3,867 1,600	-- 3,644 9,023 14,400	-- -- -- --	2.00 1.61 1.89 3.16	02/10/2019 01/13/2020 9/20/2020 10/04/2021

Jerome L. Trojan, III (4)	--	--	--	--	--

(1)
Mr. Coleman’s options fully vested on the first anniversary of the grant date.  All other options vest 10%, 20%, 30% and 40% on the first, second, third and fourth anniversaries of the grant date, respectively.

(2)
Represents conditionally granted options not yet earned by the purchase of Common Stock. The number of options earned is equal to four times the number of shares purchased on or before the first anniversary of the award (excluding shares purchased upon the exercise of other options).

(3)
Mr. Coleman served as Interim President and Chief Executive Officer from June 15, 2012 through November 7, 2012.  His options represent annual automatic grants of options to purchase shares of Common Stock under the 2005 Director Plan.  See, “Corporate Governance Principles and Board Matters – Director Compensation.”

(4)	Mr. Trojan resigned as Chief Financial Officer and Secretary effective June 13, 2013.

INDEPENDENT AUDITORS

The Audit Committee has selected Montgomery Coscia Greilich LLP, as the independent auditors of the Company for fiscal year 2014.  MCG has audited the Company’s financial statements for the fiscal years ended June 30, 2013 and June 24, 2012.  A representative of MCG is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The following table shows the fees the Company paid or accrued for audit and other services provided by MCG for fiscal years 2013 and 2012.

	2013	2012
Audit Fees	$107,029	$100,968
Audit-Related Fees	$5,712	--
Tax Fees	$45,495	$66,833
All Other Fees	--	$3,732
Total	$158,236	$171,533

Audit Fees.  This category represents aggregate fees billed by MCG for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2013 and June 24, 2012, and the reviews of the financial statements included in the Company’s Forms 10-Q for those fiscal years.

Audit-Related Fees.  These fees represent amounts billed by MCG for work related to the Company’s filing of a registration statement on Form S-3.

Tax Fees.  These fees consist of amounts billed by MCG for work related to tax return preparation and related services.

All Other Fees.  These fees represent services provided by MCG in connection with the conversion of our corporate organization to a new holding company structure.

Pre-Approval of Services of the Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent auditors.  Audit Committee policy requires all services provided by MCG to be pre-approved by the Audit Committee.  Pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular defined task or scope of work and is subject to a specific budget.  In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee.  In fiscal 2013, all audit and non-audit services performed by MCG were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.  The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board.  The Audit Committee reviews its charter on an annual basis.  Each of the members is independent as defined by all Nasdaq and SEC requirements.  The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Phillips, is an “audit committee financial expert,” as defined by SEC rules and regulations.  This designation does not impose upon Mr. Phillips any duty, obligation or liability that is greater than is generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert does not affect the duty, obligation or liability of any other member of the Audit Committee or the Board.  For an overview of Mr. Phillips’ relevant experience, see “Election of Directors” above.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended June 30, 2013.  It also discussed with MCG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).  In addition, the Audit Committee has received the written disclosures and the letter from MCG required by applicable requirements of the PCAOB regarding MCG’s communications with the Audit Committee concerning independence and the Audit Committee discussed with MCG that firm’s independence.

The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.  The Company’s independent auditor, MCG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.

Based on the discussions with MCG concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2013 be included in the Company’s 2013 Annual Report on Form 10-K for filing with the SEC.

 Submitted to the Board by the undersigned members of the Audit Committee.

Audit Committee
William C. Hammett, Jr., Chairman
Robert B. Page
Ramon D. Phillips

 The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report therein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of the Record Date concerning beneficial ownership of the Common Stock of the Company by:

•	Any person or group known to beneficially own more than 5% of the Company’s Common Stock;
•	Each director and current Named Executive Officer of the Company; and
•	All directors and current Named Executive Officers as a group.

The information provided in the table is based on the Company’s records, information filed with the SEC and other information provided to the Company.  The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and includes any shares that the person or group has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company, and (c) the directors and current Named Executive Officers have not pledged as security any of the shares beneficially owned by them.

Beneficial Owner	No. of Shares Beneficially Owned	Percent Of Class
5% Beneficial Owners:

Newcastle Partners, L.P. (1)	1,729,773	20.5

Newcastle Partners, L.P. (2)(3) Newcastle Capital Management, L.P. (2)(3) Newcastle Capital Group, L.L.C. (2)(3) NCM Services, Inc. (2)(3) Schwarz 2012 Family Trust (2)(3) Hallmark Financial Services, Inc. (2)(3) American Hallmark Insurance Company of Texas (2)(3) Hallmark Insurance Company (2)(3) Hallmark Specialty Insurance Company (2)(3) Mark E. Schwarz (2)(3) Clinton J. Coleman (2)(3)	3,167,734	36.5

Directors and Current Named Executive Officers:

Mark E. Schwarz (2)(3)	3,167,734	36.5
Clinton J. Coleman (2)(3)	3,167,734	36.5
William C. Hammett, Jr. (4)	60,000	*
Steven M. Johnson (4)	105,000	1.2
Robert B. Page	---	---
Ramon D. Phillips (5)	16,923	*
James K. Zielke (4)	115,500	1.4
Randall E. Gier (4)	49,180	*
Madison Jobe (4)	58,000	*
All directors and Named Executive Officers (3)(4)(5)	3,482,005	40.0

*Represents less than 1.0%.

(1)
The general partner of Newcastle Partners, L.P. (“NP”) is Newcastle Capital Management, L.P. (“NCM”), the general partner of NCM is Newcastle Capital Group, L.L.C. (“NCG”), the sole member of NCG is NCM Services, Inc. (“NCMS”), the sole shareholder of NCMS is the Schwarz 2012 Family Trust (“Schwarz Trust”) and the sole trustee of the Schwarz Trust is Mark E. Schwarz. Accordingly, each of NCM, NCG, NCMS, the Schwarz Trust and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock directly owned by NP.

(2)
NP, NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz, Mr. Coleman, Hallmark Financial Services, Inc. (“HFS”), American Hallmark Insurance Company of Texas (“AHIC”), Hallmark Insurance Company (“HIC”) and Hallmark Specialty Insurance Company (“HSIC”) may be considered a “group” for purposes of Section 13(d)(3) of the Exchange Act.  Accordingly, each member of such group may be deemed to share voting and investment power over and beneficially own all shares of the Common Stock owned by all other members of the group.   The address for NP, NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz and Mr. Coleman is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.  The address for HFS, AHIC, HIC and HSIC is 777 Main Street, Suite 1000, Fort Worth, Texas  76102.

(3)
Includes (a) 1,729,773 shares directly owned by NP, (b) 782,395 shares directly owned by AHIC, (c) 124,117 shares directly owned by HIC, (d) 124,117 shares directly owned by HSIC, (e) 80,691 shares directly owned by Mr. Schwarz (which shares are pledged to secure a margin account) and 95,000 shares which may be acquired by Mr. Schwarz pursuant to currently exercisable options, and (f) 80,135 shares directly owned by Mr. Coleman and 151,506 shares which may be acquired by Mr. Coleman pursuant to currently exercisable options.

(4)
Includes the following shares which may be acquired pursuant to options exercisable currently or within 60 days of the Record Date:  (a) for Mr. Hammett, 40,000 shares; (b) for Mr. Johnson, 70,000 shares; (c) for Mr. Zielke, 77,000 shares; (d) for Mr. Gier, 30,480 shares; and (e) for Mr. Jobe, 33,000 shares.

(5)	Includes 5,333 shares over which Mr. Phillips shares voting and dispositive power by virtue of his position as a director and officer of the corporation holding such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and beneficial owners of more than 10% of the Common Stock to report their ownership of and transactions in the Common Stock to the SEC and to furnish the Company with copies of such reports.  The Company believes that, during the preceding fiscal year, all of the Company’s executive officers, directors and beneficial owners of more than 10% of Common Stock timely filed all reports required by Section 16(a) of the Act, except that the Schwarz 2012 Family Trust was late filing a Form 3 upon its formation.  In making these statements, the Company has relied upon examination of copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the representations of its directors, executive officers and 10% shareholders.

MISCELLANEOUS

A copy of our 2013 Annual Report, which includes our Form 10-K for the fiscal year ended June 30, 2013, is enclosed.  Shareholders may request another free copy of our 2013 Annual Report from:

Pizza Inn Holdings, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Current and prospective investors may also access the 2013 Annual Report on the Investor Relations page of our web site at www.pizzainn.com.  We will also furnish any exhibit to the 2013 Form 10-K as specifically requested.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 3, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY OTHER DATE.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 STEVEN M. JOHNSON 02 JAMES K. ZIELKE, JR. 03 ROBERT B. PAGE 04 RAMON D. PHILLIPS 05 MARK E. SCHWARZ
06 CLINTON COLEMAN 07 W.C. HAMMETT, JR.

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
3 ADVISORY RESOLUTION ON FREQUENCY OF APPROVAL OF EXECUTIVE COMPENSATION.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5.

	For	Against	Abstain
4 AMENDMENT OF THE 2005 NONEMPLOYEE DIRECTOR STOCK OPTION AWARD PLAN.	☐	☐	☐
5 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

NOTE: This Proxy, when properly executed, will be voted by the Proxies in the manner designated above. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1, 2, 4 and 5 and 1 Year for item 3.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000185687_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

This proxy is solicited by the Board of Directors of
PIZZA INN HOLDINGS, INC.
3551 Plano Parkway
The Colony, Texas 75056

The undersigned, revoking all proxies heretofore given, hereby appoints Randy Gier and Madison Jobe, or either of them, as proxies of the undersigned, with full power of substitution and resubstitution, to vote on behalf of the undersigned the shares of Pizza Inn Holdings, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Dallas time, on Wednesday, November 13, 2013, at the Sheraton Stonebriar Hotel, Preston Meeting Room, 5444 State Highway 121, Frisco, Texas 75034, and at all adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as specified on the reverse side of this card and on such other matters as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000185687_2 R1.0.0.51160